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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 28, 2002


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


     MARYLAND                      0-16421                      52-1518642
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 4, 6, 8 AND 9.       NOT APPLICABLE.

ITEM 5.     OTHER EVENTS.
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         On June 28, 2002, Provident Bankshares Corporation issued a press release announcing a write down of WorldCom Inc. securities that its holds in its diversified investment portfolio and its revised expectations relating to earnings for the quarter ended June 30, 2002. The press release is attached hereto as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

     (a)    Financial statements of businesses acquired.

            Not applicable

     (b)    Pro forma financial information.

            Not applicable

     (c)    Exhibits

            Exhibit 99.1    June 28, 2002 Press Release issued by the Company.








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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PROVIDENT BANKSHARES CORPORATION


                             By:      /s/ Peter M. Martin
                                      -----------------------------------------
                                      Peter M. Martin
                                      Chairman of the Board and Chief Executive
                                      Officer

Date:  June 28, 2002









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                                  EXHIBIT INDEX
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  EXHIBIT NO.                        DESCRIPTION
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     99.1             June 28, 2002 Press Release issued by the Company.











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